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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-16633) pertaining to the Gargoyles, Inc. 1995 Stock Incentive Compensation Plan of our report dated April 2, 1998, with respect to the consolidated financial statements and schedule of Gargoyles, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                        ERNST & YOUNG LLP

Seattle, Washington
April 10, 1998